UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware

36-3890205

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

Two Marriott Drive

Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events

On March 10, 2006, Aksys, Ltd. (the “Company”) issued a press release announcing the Company’s entry into a non-binding term sheet with Durus Life Sciences Master Fund, Ltd. The press release and term sheet are filed as Exhibits 99.1 and 99.2 hereto respectively and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Document
99.1	Press Release
99.2	Term Sheet dated as of March 10, 2006 between Durus Life Sciences Master Fund, Ltd. and Aksys, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2006

AKSYS, LTD.

/s/ Laurence P. Birch
By: Laurence P. Birch
Its: Senior Vice President and Chief Financial Officer